UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2012

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of Avnet, Inc. (the “Company”) held on November 2, 2012, the shareholders voted on and approved the Avnet, Inc. Executive Incentive Plan, as amended (the “EIP”). The terms and conditions of the EIP are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 21, 2012. The EIP is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the shareholders at the Company’s 2012 Annual Meeting of Shareholders, the results of which are as follows:

1.	The shareholders elected the nine nominees to the Board of Directors, each to serve until the next annual meeting and until their successors have been elected and qualified. The voting results for each nominee were as follows:

			Broker
Director	For	Withheld	Non-Votes
J. Veronica Biggins	115,168,716	2,186,999	7,343,004
Michael A. Bradley	112,291,946	5,063,769	7,343,004
R. Kerry Clark	116,628,362	727,353	7,343,004
Richard Hamada	116,699,971	655,744	7,343,004
James A. Lawrence	115,561,950	1,793,765	7,343,004
Frank R. Noonan	116,701,694	654,021	7,343,004
Ray M. Robinson	94,948,773	22,406,942	7,343,004
William H. Schumann III	116,693,023	662,692	7,343,004
William P. Sullivan	111,162,959	6,192,756	7,343,004

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

			Broker
For	Against	Abstain	Non-Votes
114,411,902	1,444,432	1,499,381	7,343,004

3.	The shareholders approved the Avnet, Inc. Executive Incentive Plan. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
113,820,673	3,114,347	420,695	7,343,004

4.	The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 29, 2013. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
123,571,833	818,036	308,850	N/A

On November 2, 2012, the Board of Directors elected William H. Schumann, III as the Chairman of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Avnet, Inc. Executive Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

November 2, 2012	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Avnet, Inc. Executive Incentive Plan